UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 22, 2004
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-11250                       05-0450121
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          (Commission file number)    (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 12.          Results of Operations and Financial Condition.
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                  This Report  incorporates by reference:  (a) the press release issued by GTECH on June 22, 2004 respecting GTECH's fiscal 2005 first quarter results, which is attached as Exhibit 99(a) hereto and (b) the scripts for GTECH's fiscal 2005 first quarter earnings conference call held on June 22, 2004, which are attached as Exhibit 99(b) hereto.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTECH HOLDINGS CORPORATION


                                  By: /s/ Michael K. Prescott
                                      ------------------------------------------
                                      Michael K. Prescott
                                      Vice President and Deputy General Counsel

Dated:  June 22, 2004


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                                  Exhibit Index

         Exhibit Number                   Description
         ----------------------           --------------

         Exhibit 99(a)                    Press Release dated June 22, 2004

         Exhibit 99(b)                    June 22, 2004 Earnings Conference Call
                                          Scripts